                         PRINCIPAL INVESTORS FUND, INC.



                               MONEY MARKET FUND


                                    CLASS J




                  The date of this Prospectus is May 29, 2007.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

RISK/RETURN SUMMARY


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"), one of which is offered through this prospectus. Principal Investors Fund has hired Principal Management Corporation * ("Principal") to provide investment advisory, and other services to each of the Funds. Principal, as the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.


Princor Financial Services Corporation ("Distributor") is the Fund's principal underwriter for Class J shares of Principal Investors Fund.


Principal has selected a Sub-Advisor based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for the Money Market Fund is Principal Global Investors, LLC*.

  * Principal Management Corporation; Principal Global Investors, LLC; and Princor Financial Services Corporation, the Distributor, are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/


Class J shares of the Fund are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor Financial Services Corporation ("Princor") who are also employees of
  Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. selected broker/dealers selling Class J shares in conjunction with the
  Principal Income IRA or 403(b) plans or health savings accounts; and .. selected broker/dealers that have entered into a selling agreement to offer
  Class J shares.

For more information about Class J shares of the Fund, please call the Connection at 1-800-247-8000, extension 411.


MAIN STRATEGIES AND RISKS
The Fund's investment objective is described in the summary description of the Fund. The Board of Directors may change a Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of the Fund also describes the Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.


Factors that may adversely affect the Fund as a whole are called "principal risks." The principal risks of investing in the Fund are stated in the Fund's description. These risks are more fully explained in Appendix A to this prospectus.


2                                                Principal Investors Fund
                                                          1-800-247-4123

INVESTMENT RESULTS
A bar chart and a table are included with the description of the Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from that Fund's assets. The Fund's operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets. If such charges were included, overall expenses would be higher and performance would be lower.

The description of the Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses remain the same. Your actual costs of investing in a particular Fund may be higher or lower than the costs assumed for purposes of the examples.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or the Distributor.


Principal Investors Fund                                                3
www.principal.com

MONEY MARKET FUND

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


4                                                Principal Investors Fund
                                                          1-800-247-4123

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

                                                                                                       .Fixed-Income
  . Municipal Securities Risk                                                  . Management Risk         Securities Risk
  . Credit and Counterparty Risk                                               . Liquidity Risk        . Market Risk
                                                                               .U.S Government
                                                                                 Sponsored Securities
  . Eurodollar and Yankee Obligations Risk                                       Risk

  PGI has been the Fund's Sub-Advisor since December 6, 2000.


The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF 12/31 EACH YEAR /(1)/

"2002"0.53

"2003"0.01


"2004"0.2


"2005"2.2



LOGO

 Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE: Q1
  '01                                                   1.18%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE: Q2
  '03 THROUGH Q2 '04                              0.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       1 YEAR                5 YEARS                  LIFE OF FUND
 CLASS J ..............................................
                                                                 3.04                  1.38                       1.72
 Lehman Brothers U.S. Treasury Bellwethers 3 Month
 Index /(2)/...........................................          4.86                  2.42                       4.17
 ///(1)/
  Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The
  Advisors Preferred Class shares were first sold on December 6, 2000.
 ///(2)/ Index performance does not reflect deductions for fees, expenses or taxes.
  To obtain the Fund's current yield, call
  1-800-547-7754
  For further information about the Fund's performance, see "Risk/Return Summary-Investment Results."

 ANNUAL FUND OPERATING EXPENSES

 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS

  FOR THE PERIOD ENDED OCTOBER 31,          CLASS J
  2006
 Management Fees....................         0.40%
 12b-1 Fees ........................         0.25
 Other Expenses /(1)/ ..............         0.47
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.12%
 ///(//1//)/
  Expense information has been restated to reflect current fees. Certain other operating expenses of the fund have increased effective January 1, 2007.

  a Percentage of Average Daily Net Assets


Principal Investors Fund                                                5
www.principal.com

Example
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $214     $356     $617     $1,363          $114    $356    $617     $1,363



6                                                Principal Investors Fund
                                                          1-800-247-4123

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUND

The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

ONE-TIME FEES
.. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.
  . The CDSC is not imposed on shares:
    . that were purchased pursuant to the Small Amount Force Out program (SAFO); . redeemed within 90 days after an account is re-registered due to a shareholder's death; or
    . redeemed due to a shareholder's disability (as defined in the Internal
      Revenue Code) provided the shares were purchased prior to the disability; . redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
    . sold using a periodic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established);
    . that were purchased through the Principal Income IRA; or . from retirement plans to satisfy excess contribution rules under the
      Internal Revenue Code.
    . of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

The Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Distribution Fee - The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of the Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
.. Transfer Agent Fee - Principal Shareholder Services, Inc. ("PSS") has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Fund also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.


Principal Investors Fund                                                7
www.principal.com

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION


The Fund has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plan, the Fund may make payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.


The Distributor for Class J shares of Principal Investors Fund is Princor Financial Services Corporation, a wholly owned subsidiary of Principal. The term "Distributor" as used in this section refers to Princor.


The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Money Market Fund is 0.25%.

The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.



PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS . Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.


Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.


8                                                Principal Investors Fund
                                                          1-800-247-4123

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICESMARKET VOLATILITY . Fixed-income security include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. The investments in which the Fund invests are U.S. dollar denominated securities which the sub-advisor believes present minimal credit risks.REPURCHASE AGREEMENTS AND LOANED SECURITIES
The Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of the investment losses.


FOREIGN INVESTING
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund.


Principal Investors Fund                                                9
www.principal.com

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation ("Principal") serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund's annual shareholder report for the fiscal year ended October 31, 2006.


Principal is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
Principal has signed a contract with the Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for the Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisor and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for the Fund is shared by two portfolio managers. In such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.



TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


DUTIES OF PRINCIPAL AND SUB-ADVISOR
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.


10                                               Principal Investors Fund
                                                          1-800-247-4123

FEES PAID TO PRINCIPAL
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was 0.40%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2006.


The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order. The shareholders of the Fund have approved the Fund's reliance on the order; however, the Fund does not currently intend to rely on the order.

PRICING OF FUND SHARES


The Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
  . on a day that the NYSE is open and
  . prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application or purchase request for a new account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.


The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


HOW TO BUY FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund in which you want to invest (Money Market); .. the amount of the investment;
.. your Social Security number; and
.. other required information.


Principal Investors Fund                                               11
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

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal's opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.



PAYMENT . Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check, cashiers check or money order. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement. A ten calendar day hold will be placed on the check.


Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-247-4123 to obtain bank wire instructions.

.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248
   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
--------------
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
-------------------------
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.


12                                               Principal Investors Fund
                                                          1-800-247-4123

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A fund can only sell shares after your check making the Fund investment has cleared your bank. A sell order from one owner is binding on all joint owners.

  * a day when the NYSE is open for normal business


 Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account, .. partial interest in the account, or .. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration)
  and
.. mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.CDSC-Free withdrawal privilege


Sales may be subject to a CDSC. Redemption of Class J shares made through a periodic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


SELL SHARES BY MAIL:
.. Send a distribution form (available at PrincipalFunds.com or by calling
  1-800-247-4123) which is signed by the owner/owners of the account to:
    Principal Investors Fund
    P.O. Box 10423
    Des Moines, Iowa 50306-0423
.. A Medallion Signature Guarantee* will be required if the:
  . sell order is for more than $100,000;
  . check is being sent to an address other than the account address;
  . account address has been changed within 30 days of the sell order; or . check is payable to a party other than the account shareholder(s), Principal
    Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.


Principal Investors Fund                                               13
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

SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
.. The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs, corporate accounts, , certain employee sponsored benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($100 minimum amount;
  the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
.. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions; or
.. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund. Please see the Class J Shares Prospectus for information on other funds.
.. The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.


14                                               Principal Investors Fund
                                                          1-800-247-4123

You may exchange shares by:
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-247-4123).
.. via the Internet at www.principal.com.
.. calling us, if you have telephone privileges on the account.

AUTOMATIC EXCHANGE ELECTION
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or .. your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


GENERAL
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


Principal Investors Fund                                               15
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

DIVIDENDS AND DISTRIBUTIONS


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
.. invested in shares of another Principal Investors Fund without a sales charge
  (distributions of a Fund may be directed only to one receiving Fund); or .. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested on a monthly basis back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


NOTES:

.. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. .. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS
You will receive quarterly statements for the Fund you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . are purchases under an Automatic Investment Plan;
  . are sales under a Periodic Withdrawal Plan; or . are purchases or sales under an Automatic Exchange Election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).


16                                               Principal Investors Fund
                                                          1-800-247-4123

ORDERS PLACED BY INTERMEDIARIESPrincipal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

SIGNATURE GUARANTEES
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to change ownership of an account;
.. to add wire privileges to an existing account;
.. to change bank account information designated under an existing systematic withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.


Principal Investors Fund                                               17
www.principal.com

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.


FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish month-end portfolio holdings information for the Fund described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of the Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


Third parties who need portfolio holdings information to provide services to the Fund may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Fund's policies and procedures with respect to the disclosure of the portfolio securities is available in the Fund's Statement of Additional Information.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period......................       $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(a)............         0.04        0.02          -            -         0.01
                          Total From Investment Operations         0.04        0.02          -            -         0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.02)          -            -       (0.01)
                         Total Dividends and Distributions       (0.04)      (0.02)          -            -       (0.01)
Net Asset Value, End of Period                                   $ 1.00      $ 1.00      $ 1.00       $ 1.00      $ 1.00
Total Return(b)...........................................        3.82%       1.79%       0.08%        0.06%       0.68%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $157,486    $143,460    $132,551      $95,332     $36,795
     Ratio of Expenses to Average Net Assets..............        1.11%       1.15%       1.17%        1.21%       1.35%
     Ratio of Gross Expenses to Average Net Assets(c).....        1.11%       1.15%       1.43%        1.54%          -%
     Ratio of Net Investment Income to Average Net Assets.        3.76%       1.78%       0.09%        0.04%       0.59%




18                                               Principal Investors Fund
                                                          1-800-247-4123

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated January 16, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Fund. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572


Principal Investors Fund                                               19
www.principal.com

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called "principal risks." The principal risks of investing in the Fund are stated above in the Fund's description. Each of these risks is summarized below. Additional information about the Fund, its investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


CREDIT AND COUNTERPARTY RISK
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


LIQUIDITY RISK
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

MARKET RISK
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.


20                                               Principal Investors Fund
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MANAGEMENT RISK
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.


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APPENDIX B


DEFINITION OF THE INDEX REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index. This index is described in this appendix. An investment cannot be made directly in an index and the index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


22                                               Principal Investors Fund
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